Flexible Premium Variable Life Insurance Policy

Issued by

Life Investors Variable Life Account A

Life Investors Insurance Company

Of America

4333 Edgewood Road NE

Cedar Rapids, Iowa 52499

(319) 398-8511

VARIABLE PROTECTOR PROSPECTUS

May 1, 2004

Life Investors Insurance Company of America (the “Company” or “we”) is offering the flexible premium variable life insurance policy (“Policy”) described in this prospectus. Certain Policy provisions may vary based on the state where the Company issues the Policy. The Policy is designed as a long-term investment that attempts to provide life insurance benefits if the Insured dies while the Policy is in effect. This prospectus provides information that a prospective owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own.

You can allocate your Policy’s values to:

•	Life Investors Variable Life Account A (the “Separate Account”), which invests in the portfolios listed on this page; or

•	a Fixed Account, which credits a specified rate of interest.

A prospectus for each of the portfolios available through the Separate Account must accompany this prospectus. Please read these documents before investing and save them for future reference.

Please note that the Policies and the portfolios:

•	are not guaranteed to achieve their goals;

•	are not federally insured;

•	are not endorsed by any bank or government agency; and

•	are subject to risks, including loss of the amount invested.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy. It also may not be to your advantage to take a Policy loan to buy additional life insurance.

The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The following portfolios are available:

•	Janus Aspen Series – Institutional Shares

Janus Aspen Growth Portfolio

Janus Aspen Worldwide Growth Portfolio

Janus Aspen Balanced Portfolio

Janus Aspen Capital Appreciation Portfolio

Janus Aspen Mid Cap Growth Portfolio

•	AIM Variable Insurance Funds – Series I

AIM V.I. Capital Appreciation Fund

AIM V.I. Government Securities Fund

AIM V.I. Growth Fund

AIM V.I. International Growth Fund

AIM V.I. Premier Equity Fund

•	Oppenheimer Variable Account Funds

Oppenheimer Main Street Fund/VA

Oppenheimer Balanced Fund/VA (formerly, Oppenheimer Multiple Strategies Fund/VA)

Oppenheimer Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

•	Fidelity Variable Insurance Products Funds

Fidelity VIP Index 500 Portfolio (Initial Class)

Fidelity VIP Money Market Portfolio (Initial Class)

Fidelity VIP Growth Portfolio (Service Class)

Fidelity VIP Contrafund® Portfolio (Service Class)

Fidelity VIP Growth & Income Portfolio (Service Class)

Fidelity VIP Mid Cap Portfolio (Service Class 2)

Fidelity VIP Value Strategies Portfolio (Service Class 2)

•	MFS® Variable Insurance Trustsm – Service Shares

MFS New Discovery Series

MFS Total Return Series

MFS Utilities Series

MFS Mid Cap Growth Series

MFS Investors Growth Stock Series

MFS Value Series (Service Shares)

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Policy Benefits/Risks Summary

This summary describes the Policy’s important benefit and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•	The Policy is an individual flexible premium variable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation.

•	The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge that applies during the first 19 Policy years.

•	Fixed Account. You may place money in the Fixed Account where it earns at least 3% annual interest (4% for Policies issued in Florida). We may declare higher rates of interest, but are not obligated to do so. The Fixed Account is part of our general account.

•	Separate Account. You may direct your money in your Policy to any of the Subaccounts of the Separate Account. We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

•	Supplemental Benefits and Riders. Supplemental benefits and riders are available under the Policy. We deduct charges for these riders from Policy Value as part of the Monthly Deduction. These riders may not be available in all states.

Flexible Premiums

•	You can select a premium payment plan (monthly, quarterly, semi-annually, or annually), but you are not required to pay premiums according to the plan. The initial premium is due on or before the Policy Date. Thereafter, you may make subsequent premium payments, in any frequency or amount of $25 or more, at any time before the Maturity Date. We will not accept any premiums after the Maturity Date.

•	When you receive your Policy, the 10-day free look period begins (the free look period may be longer in some states). You may return the Policy during the free look period and receive a refund of all payments you made (less any withdrawals and Indebtedness).

•	We multiply each premium you pay by the expense charge, deduct that charge, and credit the resulting amount (the net premium) to the Policy Value.

•	You increase your risk of lapse if, during the No-Lapse Period, you do not regularly pay premiums at least as large as the Minimum Monthly Premium applicable to your Policy. Under certain circumstances, you may be required to pay extra premiums to prevent your Policy from lapsing without value.

No-Lapse Guarantee

•	In your application, you must select one of the No-Lapse Periods we offer: 5 Policy Years; 20 Policy Years; 30 Policy Years; or to Insured’s age 100. We will establish a Minimum Monthly Premium amount for your Policy based on the Insured’s age, sex, premium class, Specified Amount, riders, death benefit option and the selected No-Lapse Period. The Minimum Monthly Premium under your Policy is the amount you must pay to guarantee insurance coverage for the No-Lapse Period you select. Longer No-Lapse Periods require higher Minimum Monthly Premiums.

•	We will notify you if your Policy enters a 61-day grace period. Your Policy will lapse if you do not make a sufficient payment before the end of the grace period.

•	If your Policy is in the No-Lapse Period you have selected, then the Policy will not enter a 61-day grace period if the sum of premiums paid minus withdrawals and Indebtedness equals or exceeds the Cumulative Minimum Monthly Premium.

•	If your Policy is not in the No-Lapse Period you have selected, then your Policy will enter a 61-day grace period if the Cash Surrender Value on any Monthly Date is not enough to pay the next Monthly Deduction due.

In any case, your Policy will lapse if total Indebtedness equals or exceeds the Cash Surrender Value.

Variable Death Benefit

•	You must choose between two death benefit options under the Policy. After the first Policy Year, you may change death benefit options once each 12-month period. We calculate the death benefit under each death benefit option as of the Insured’s date of death.

•	Level death benefit is equal to the greater of:

•	the Specified Amount (which is the amount of insurance the owner selects); or

•	the Policy Value multiplied by the applicable Death Benefit Ratio.

•	Variable death benefit is equal to the greater of :

•	the Specified Amount plus the Policy Value; or

•	the Policy Value multiplied by the applicable Death Benefit Ratio.

•	We will reduce the death benefit proceeds by any outstanding Indebtedness and any past due Monthly Deductions. We will increase the death benefit proceeds by any additional insurance benefits you add by rider.

•	Under current tax law, the death benefit generally should be U.S. income tax-free to the beneficiary. Other taxes, such as estate taxes, may apply.

•	Change in Specified Amount. After the first Policy year, you may increase or decrease the Specified Amount once each 12-month period, subject to certain conditions.

Policy Value

•	Policy Value is the sum of your amounts in the Subaccounts and the Fixed Account. Policy Value is the starting point for calculating important values under the Policy, such as the Cash Surrender Value and the death benefit.

•	Policy Value varies from day to day, depending on the investment experience of the Subaccounts you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, withdrawals, and loans). We do not guarantee a minimum Policy Value.

•	Prior to the Investment Start Date, we allocate the net premiums to the Premium Suspense Account. On the first Valuation Date on or following the Investment Start Date, we will transfer the amounts in the Premium Suspense Account to the Subaccounts and the Fixed Account according to your allocation percentages.

Transfers

•	You may make 12 transfers among the Subaccounts and the Fixed Account each Policy year free of charge.

•	You must transfer at least $100 or the total value in the Subaccount or the Fixed Account if less than $100.

•	We charge $25 per transfer for the 13th and each additional transfer during a Policy Year.

•	Dollar cost averaging and asset rebalancing programs are available.

Loans

•	You may take a loan (minimum $250) from your Policy at any time. The maximum loan amount you may take is 90% (100% in certain states) of the Cash Surrender Value, minus 6 months of Monthly Deductions.

•	As collateral for the loan, we transfer an amount equal to the loan plus interest in advance until the next Policy Anniversary from the Separate Account and Fixed Account to the loan reserve (part of our Fixed Account). We credit interest on amounts in the loan reserve and we guarantee that the annual rate will not be lower than 3% (4% in Florida).

•	We charge you a maximum annual interest rate of 5.66% in advance on your loan. Interest is due and payable at the beginning of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid before the beginning of the next Policy Year.

•	After the 10th Policy Year, we consider certain portions of the loan amount to be preferred loans. The maximum preferred loan available in each Policy Year is 25% of the Policy Value (subject to the maximum loan amount). We charge an annual interest rate of 3.85% in advance on preferred loan amounts.

•	You may repay all or part of your Indebtedness at any time. Loan repayments must be at least $25 unless the loan amount is less than $25, in which case full payment is required. The payment must be clearly marked as “loan repayments” or we will credit them as premiums.

•	We deduct any unpaid Indebtedness from the proceeds payable on the Insured’s death.

•	Federal income taxes and a penalty tax may apply to loans you take against the Policy. The federal tax consequences of loans with preferred rates are uncertain.

Surrenders and Withdrawals

•	Surrender: At any time while the Policy is in force, you may make a written request to surrender your Policy and receive the Cash Surrender Value (i.e., the Policy Value on the date of surrender minus any surrender charge, and minus any Indebtedness). Life insurance coverage will end. The surrender charge will apply during the first 19 Policy Years after the Policy Date. An additional surrender charge will be applicable for 19 years from the date of any increase in the Specified Amount. Surrenders may have tax consequences. Early surrender would result in higher surrender charges.

•	Withdrawals: After the 1st Policy Year, you may make a written request to withdraw part of the Policy Value, subject to the following rules. Withdrawals may have tax consequences.

•	You may make one withdrawal in a Policy Year.

•	You must request at least $500;

•	If you request a withdrawal that will leave a Cash Surrender Value of less than $500, we will treat it as a surrender request; and

•	For each withdrawal, we deduct a fee equal to the lesser of $25 or 2% of the amount withdrawn.

•	If the Level Death Benefit Option is in effect, a withdrawal will reduce the Specified Amount by the amount of the withdrawal (excluding the withdrawal fee), subject to certain conditions, and will reduce the Policy Value by the amount of the withdrawal (including the fee). If the Variable Death Benefit Option is in effect, a withdrawal will not affect the Specified Amount.

Tax Benefits

We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. In addition, if the Policy is a Modified Endowment Contract (“MEC”), you should not be deemed to be in receipt of any taxable gains on Policy Value until you take a withdrawal, surrender the Policy, or we pay the maturity benefit. Moreover, transfers between the Subaccounts are not taxable transactions.

Policy Risks

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Policy Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Policy Value will decrease. In addition, we deduct Policy fees and charges from your Policy Value, which can significantly reduce your Policy Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy Value. You could lose everything you invest and your Policy could lapse without value unless you pay additional premium. If you allocate net premiums to the Fixed Account, then we credit your Policy Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse

If your Policy fails to meet certain conditions, we will notify you that the Policy has entered a 61-day grace period and will lapse without value unless you make a sufficient payment during the grace period. You may reinstate a lapsed Policy.

If your Policy is in your selected No-Lapse Period, then the Policy will enter a grace period only if on a Monthly Date the Cash Surrender Value is not enough to pay the next Monthly Deduction due, and the sum of premiums paid minus withdrawals and Indebtedness is less than the Cumulative Minimum Monthly Premium.

If you make a withdrawal or take a Policy loan, increase the Specified Amount, or if you add, increase or decrease a rider, you will increase the risk of lapse. We deduct the total amount of your withdrawals and any Indebtedness from your premiums paid when we determine whether your premium payments are high enough to keep the No-Lapse Period in effect. Before you make a withdrawal, take a Policy loan, increase the Specified Amount, or add or decrease a rider, you should carefully consider the effect your action will have on the no-lapse guarantee.

If your Policy is not in your selected No-Lapse Period, then your Policy will enter a grace period if the Cash Surrender Value on a Monthly Date is not enough to pay the next Monthly Deduction due.

Your Policy also may lapse (whether or not you are in the selected No-lapse Period) if your Indebtedness reduces the Cash Surrender Value to zero.

A Policy lapse may have adverse tax consequences.

You may reinstate this Policy within 5 years after it has lapsed (and before the Maturity Date) if the Insured meets the insurability requirements and you pay the amount we require.

Tax Risks (Income Tax and MEC)

The death benefit is generally excludible from the gross income of the beneficiary although the death benefit may be subject to federal and state estate taxes. Under current law, you will generally not be taxed on partial or full surrenders until the cumulative surrender amount exceeds your tax basis in the Policy. Amounts received on full or partial surrenders in excess of your tax basis in the Policy are treated as ordinary income. However, during the first 15 Policy years, distributions from the Policy that are required under Section 7702 of the Internal Revenue Code because of a reduction in Policy benefits may be taxable as ordinary income to the extent of gain in the Policy without regard to the amount of prior partial surrenders, total premium paid or tax basis. Further, if your Policy is a modified endowment contract, a MEC, you will pay income taxes on partial and full surrender, loans or assignments of the Policy to the extent of any gains in the Policy on an “income out first” basis and without regard to prior partial surrenders or total premium paid. Also, a 10% penalty tax may apply. A Policy can become a MEC if premium paid into the Policy within the first seven policy years or at certain other times exceeds limits established by the Internal Revenue Code. For more information, see Federal Tax Considerations. As with any tax matter, you should consult with your own qualified tax advisor to apply the law to your particular circumstances.

If the Policy terminates while a loan is outstanding, you will realize taxable income to the extent the loan balance (including accrued interest) plus any Policy proceeds received at that time exceeds your basis in the Policy. Due to the possible volatility in the investment performance of the underlying portfolios, the Policy could terminate (giving rise to tax consequences) at an unexpected time.

Loan Risks

A Policy loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the loan from the Subaccounts and Fixed Account as collateral, and the loan collateral does not participate in the investment results of the Subaccounts or receive any higher current interest rate credited to the Fixed Account.

We charge interest on Policy loans at a rate of 5.66%. Interest is added to the amount of the loan to be repaid.

We reduce the amount we pay on the Insured’s death by the amount of any Indebtedness. Your Policy may lapse if your Indebtedness, plus fees, expenses and unfavorable investment experience, reduce the Cash Surrender Value to zero.

If a loan from a Policy is outstanding when the Policy is surrendered or lapses, or if a loan is taken out and the Policy is a MEC, then the amount of the outstanding Indebtedness will be taxed as if it were a withdrawal from the Policy. Moreover, the tax treatment of loans with preferred rates is uncertain.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the Insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical Policy with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy Value among the Subaccounts and the fixed account.

Transaction Fees

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge
Expense Charge: Expense Charge	Upon payment of each premium	5.0% of each premium payment	First 10 Policy years – 5.0% of each premium payment; and 2.5% of premiums in Policy years 11+

Transaction Fees

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge

Withdrawal Charge	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

Surrender Charge[1] • Minimum Charge	Upon full surrender during the first 19 Policy Years or during the 19 Policy Years from the date of any increase in the Specified Amount	$13.00 per $1,000 of Specified Amount during first Policy Year[2]	$13.00 per $1,000 of Specified Amount during first Policy Year[2]

• Maximum Charge		$58.00 per $1,000 of Specified Amount during first Policy Year[3]	$58.00 per $1,000 of Specified Amount during first Policy Year[3]

• Charge for a male insured, issue age 25, in the non-tobacco class, in Policy Year 3		$17.10 per $1,000 of Specified Amount	$17.10 per $1,000 of Specified Amount

Transfer Charge[4]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year

[1]	The surrender charge will vary based on the issue age, gender and premium class of the Insured, and the Specified Amount on the Policy Date and at the time of any increase in the Specified Amount. Each increase in specified amount will have its own 19 year surrender charge period starting on the date of the increase and surrender charges that are based upon the Insured’s age, gender and underwriting class at the time of the increase. The surrender charge is calculated as the surrender charge per $1,000 of specified amount. The surrender charge is highest in first Policy Year or the first year following any increase in the specified amount, and gradually declines over 19 years until it is zero at the end of the 19th Policy year after the Policy Date (or date of any specified amount increase). The surrender charge shown in the table may not be typical of the charges you will pay. Your Policy’s schedule page indicates the surrender charges applicable to your Policy. More detailed information about the surrender charges applicable to you is available from your agent.

[2]	This minimum surrender charge is based on an Insured with the following characteristics: Female, issue age 0, in the non-tobacco class. This minimum charge may also apply to Insureds with other characteristics.

[3]	This maximum surrender charge is based on an Insured with the following characteristics: Male, issue ages 55-60, in the tobacco class. This maximum charge may also apply to Insureds with other characteristics.

[4]	The first 12 transfers in a Policy year are free.

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge

Monthly Administrative Charge	Monthly on the Policy Date and on each Monthly Date	$10.00 per month	$10.00 per month

Cost of Insurance [5] (Without Substandard Premium Class Charges)[6] • Minimum Charge[7]	Monthly on the Policy Date and on each Monthly Date until the Insured reaches age 100	$0.06 per $1,000 of net amount at risk per month[8]	$0.06 per $1,000 of net amount at risk per month[8]

• Maximum Charge[9]		$14.95 per $1,000 of net amount at risk per month[8]	$11.25 per $1,000 of net amount at risk per month[8]

• Initial Charge for a male insured, issue age 25, in the non-tobacco class, face amount of $100,000 in Policy year [3]		$0.12 per $1,000 of net amount at risk per month[8]	$0.12 per $1,000 of net amount at risk per month[8]

Substandard Premium Class Charge**	Monthly on the Policy Date and on each Monthly Date until the Insured reaches age 100

• Minimum Charge		$0.00 per $1,000 of net amount at risk per month	$0.00 per $1,000 of net amount at risk per month

• Maximum Charge		$83.33 per $1,000 of net amount at risk per month	$83.33 per $1,000 of net amount at risk per month

[5]	Cost of insurance charges are based on the Insured’s issue age, gender, premium class, Specified Amount, Policy Year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the Insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

[6]	We may place Insureds in substandard premium classes with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $83.33 monthly per $1,000 of net amount at risk.

[7]	This minimum charge is based on an Insured with the following characteristics: female, issue age 10, in the non-tobacco class and in the first Policy year. This minimum charge may also apply to Insureds with other characteristics.

[8]	The net amount at risk equals the death benefit on a Monthly Date, divided by 1.0024663 (1.0032737 for Policies issued in Florida), minus the Policy Value on such Monthly Date.

[9]	This maximum charge is based on an Insured with the following characteristics: male, issue age 85, in the tobacco class and in the first Policy year. This maximum charge may also apply to Insureds with other characteristics.

**	Substandard premium class charges are additional charges assessed on Policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.

Periodic Charges Other Than Portfolio Operating Expenses

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge
Substandard Premium Class Charge (continued)

• Initial Charge for a male insured, issue age 25, in the non-tobacco class, face amount of $100,000 in Policy year 3		$0.00 per $1,000 of net amount at risk per month	$0.00 per $1,000 of net amount at risk per month

Mortality and Expense Risk Charge	Daily	Annual rate of 0.75% of daily net assets of each subaccount in which you are invested	Annual rate of 0.75% of daily net assets of each subaccount in which you are invested

Loan Interest Spread[10]	On Policy Anniversary or earlier as applicable[11]	3.0% (effective annual rate)	2.0% (effective annual rate)

Optional Rider Charges:[12]

Accidental Death Benefit Rider	Monthly on the Policy Date and on each Monthly Date	Charge assessed per $1,000 of rider face amount each month:	Charge assessed per $1,000 of rider face amount each month:

• Minimum Charge		$0.08 per $1,000 (male or female, issue ages 0-31)	$0.08 per $1,000 (male or female, issue ages 0-31)

• Maximum Charge		$0.11 per $1,000 (male or female, age 55)	$0.11 per $1,000 (male or female, age 55)

• Charge for a male insured, issue age 25, non-tobacco class, in Policy Year 3		$0.08 per $1,000	$0.08 per $1,000

[10]	The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 6.0%, guaranteed not to exceed 6.0%) and the amount of interest we credit to the amount in your loan reserve account (currently, an effective rate of 4.0%, guaranteed to be at least an effective annual rate of 3.0% (4.0% for Policies issued in Florida)). After the 10th Policy Year, we will charge preferred loan interest rates, which are lower than the interest rates we charge on other loans, on a portion of the loan amount. The maximum loan interest spread on preferred loans is 1% (effective annual rate).

[11]	While a Policy loan is outstanding, loan interest is payable in advance on each Policy anniversary.

[12]	Optional rider charges (except for the Terminal Illness Accelerated Benefit Rider) are added to the monthly deduction and (except for the Children’s Benefit Rider) generally vary based on the Insured’s issue age, gender, or underwriting class, the Policy Year, the rider’s face amount, and/or the net amount at risk. Charges based on actual age may increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge
Waiver of Premium Benefit	Monthly on the Policy Date and on each Monthly Date	Charge assessed per $10 of monthly premium:	Charge assessed per $10 of monthly premium:

• Minimum Charge		$0.18 per $10 of monthly premium (issue ages 15, male)	$0.18 per $10 of monthly premium (issue ages 15, male)

• Maximum Charge		$1.02 per $10 of monthly premium (issue ages 55, female)	$1.02 per $10 of monthly premium (issue ages 55, female)

• Charge for a male insured, issue age 25, in Policy Year 3		$0.22 per $10 of monthly premium	$0.22 per $10 of monthly premium

Waiver of Monthly Deduction	Monthly on the Policy Date and on each Monthly Date	Charge assessed per $1,000 of net amount at risk each month:	Charge assessed per $1,000 of net amount at risk:

• Minimum Charge		$0.03 per $1,000 of net amount at risk (issue ages 15 – 25, male)	$0.03 per $1,000 of net amount at risk (issue ages 15 – 25, male)

• Maximum Charge		$0.39 per $1,000 of net amount at risk (issue age 55, female)	$0.39 per $1,000 of net amount at risk (issue age 55, female)

• Charge for a male insured, issue age 25, in Policy Year 3		$0.03 per $1,000 of net amount at risk	$0.03 per $1,000 of net amount at risk

Children’s Benefit	Monthly on Policy Date and on each Monthly Date	Charge assessed per $1,000 of rider face amount each month: $0.50 per $1,000 (attained ages 0 – 25, male and female)	Charge assessed per $1,000 of rider face amount each month: $0.50 per $1,000 (attained ages 0 – 25, male and female)

Level One-Year Term Insurance	Monthly on Policy Date and on each Monthly Date	Charge assessed per $1,000 of rider face amount each month:	Charge assessed per $1,000 of rider face amount each month:

• Minimum Charge		$0.06 per $1,000 (female, issue age 0, non-tobacco class, Policy Year 7)	$0.02 per $1,000 (female, issue age 0, non-tobacco class, Policy Year 7)

• Maximum Charge		$83.33 per $1,000 (male, issue age 80, tobacco class, Policy Year 20)	$24.78 per $1,000 (male, issue age 80, tobacco class, Policy Year 20)

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge
Level One-Year Term Insurance (continued)

• Charge for a male insured, issue age 25, in the non-tobacco class, face amount of $100,000, in Policy Year 3		$0.12 per $1,000	$0.12 per $1,000

Additional Insured’s Level One-Year Term Insurance	Monthly on Policy Date and on each Monthly Date	Charge assessed per $1,000 of rider face amount each month:	Charge assessed per $1,000 of rider face amount each month:

• Minimum Charge		$0.06 per $1,000 (female, issue age 0, non-tobacco class, Policy Year 7)	$0.02 per $1,000 (female, issue age 0, non-tobacco class Policy Year 7)

• Maximum Charge		$83.33 per $1,000 (male, issue age 80, tobacco class, Policy Year 20)	$24.78 per $1,000 (male, issue age 80, tobacco class, Policy Year 20)

• Charge for a male insured, issue age 25, in the non-tobacco class, face amount of $100,000, in Policy Year 3		$0.12 per $1,000	$0.12 per $1,000

Guaranteed Insurability Benefit	Monthly on Policy Date and on each Monthly Date	Charge assessed per $1,000 of rider face amount each month:	Charge assessed per $1,000 of rider face amount each month:

• Minimum Charge		$0.05 per $1,000 (female, issue age 0)	$0.05 per $1,000 (female, issue age 0)

• Maximum Charge		$0.17 per $1,000 (male, issue age 37)	$0.17 per $1,000 (male, issue age 37)

• Charge for a male insured, issue age 25		$0.13 per $1,000	$0.13 per $1,000

Terminal Illness Accelerated Benefit	When rider is exercised	Discount Factor[13]	Discount Factor[13]

[13]	We reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

Range of Expenses for the Portfolios1

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2003. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.29%	1.43%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[2]	0.28%	1.29%

[1]	The portfolio expenses used to prepare this table were provided to Life Investors by the funds. Life Investors has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2003. Current or future expenses may be greater or less than those shown.

[2]	The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements that require a portfolio’s investment adviser to reimburse or waive portfolio expenses for two (2) portfolios until May 1, 2005.

Life Investors, the Separate Account, the Fixed Account and the Portfolios

Life Investors Insurance Company of America

Life Investors Insurance Company of America located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499 is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

The Separate Account

We established Life Investors Variable Life Account A as a separate investment account under Iowa law on July 1, 1999. We own the assets in the Separate Account and we may use assets in the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as an unit investment trust under the Investment Company Act of 1940, as amended and qualifies as a “separate account” within the meaning of the federal securities laws.

We have divided the Separate Account into Subaccounts, each of which invests in shares of one portfolio among the following mutual funds:

•	Janus Aspen Series (managed by Janus Capital Management LLC)

•	AIM Variable Insurance Funds (advised by A I M Advisors, Inc.)

•	Oppenheimer Variable Account Funds (managed by OppenheimerFunds, Inc.)

•	Fidelity Variable Insurance Products Funds (managed by Fidelity Management & Research Company)

•	MFS® Variable Insurance Trustsm (managed by Massachusetts Financial Services Company)

The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a Subaccount of the Separate Account reflect the Subaccount’s own investment experience and not the investment experience of our other assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies. If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

The Separate Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus. As permitted by applicable law, we reserve the right to:

1.	Create new separate accounts;

2.	Combine the Separate Account with other separate accounts;

3.	Remove, combine or add Subaccounts and make the new Subaccounts available to you at our discretion;

4.	Make new portfolios available under the Separate Account or remove existing portfolios;

5.	Substitute new portfolios for any existing portfolios if shares of a portfolio are no longer available for investment or if we determine that investment in a portfolio is no longer appropriate in light of the Separate Account’s purposes;

6.	Deregister the Separate Account under the Investment Company Act of 1940 if such registration is no longer required;

7.	Operate the Separate Account as a management investment company under the Investment Company Act of 1940, or as any other form permitted by law;

8.	Manage the Separate Account under the direction of a committee at any time;

9.	Make other structural and operational changes affecting the Separate Account;

10.	Fund additional classes of variable life insurance contracts through the Separate Account; and

11.	Make any changes required by the Investment Company Act of 1940 or any other law.

The portfolios, which sell their shares to the Subaccounts, may discontinue offering their shares to the Subaccounts. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

The Fixed Account

The Fixed Account is part of our general account. We own the assets in the general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, the Company has sole discretion over investment of the Fixed Account’s assets. The Company bears the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3% (4% for Policies issued in Florida). We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate nor any duration for such rates.

We have not registered the Fixed Account with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account.

The Portfolios

The Separate Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the Securities and Exchange Commission as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the Securities and Exchange Commission.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio generally has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain Subaccounts and corresponding portfolios may not be available to residents of some states.

The following table summarizes each portfolio’s investment objective(s) and policies. There is no assurance that any of the portfolios will achieve its stated objective(s). An investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency and, during periods of low interest rates, the yields of money market subaccounts may become extremely low and possibly negative. Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

You can find more detailed information about the portfolios, including a description of risks, in the prospectuses for the portfolios. You may obtain a free copy of the prospectuses for the portfolios by contacting us at 1-800-625-4213. You should read these prospectuses carefully and retain them for future reference.

Portfolio	Adviser and Investment Objective
Janus Aspen Growth Portfolio	Janus Capital Management LLC • Seeks long-term growth of capital in a manner consistent with the preservation of capital. Invests primarily in common stocks of issuers of any size.

Janus Aspen Worldwide Growth Portfolio

Janus Capital Management LLC

•      Seeks long-term growth of capital in a manner consistent with the preservation of capital. Invests primarily in common stocks of foreign and domestic issuers of any size.

Janus Aspen Balanced Portfolio	Janus Capital Management LLC • Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Janus Aspen Capital Appreciation Portfolio	Janus Capital Management LLC • Seeks long-term growth of capital. Invests in common stocks of issuers of any size.

Janus Aspen Mid Cap Growth Portfolio	Janus Capital Management LLC • Seeks long-term growth of capital. Normally invests at least 50% of its equity assets in securities issued by medium-sized companies.

AIM V.I. Capital Appreciation Fund – Series I	A I M Advisors, Inc. • Seeks to provide growth of capital.

AIM V.I. Government Securities Fund – Series I	A I M Advisors, Inc. • Seeks to achieve a high level of current income consistent with reasonable concern for safety of principal.

AIM V.I. Growth Fund – Series I	A I M Advisors, Inc. • Seeks to provide growth of capital.

AIM V.I. International Growth Fund – Series I	A I M Advisors, Inc. • Seeks to provide long-term growth of capital.

AIM V.I. Premier Equity Fund – Series I	A I M Advisors, Inc. • Seeks to achieve long-term growth of capital. Income is a secondary objective.

Oppenheimer Main Street Fund/VA	Oppenheimer Funds, Inc. • Seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

Portfolio	Adviser and Investment Objective

Oppenheimer Balanced Fund/VA	Oppenheimer Funds, Inc. • Seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.

Oppenheimer Bond Fund/VA	Oppenheimer Funds, Inc. • Seeks a high level of current income as its primary objective. As a secondary objective, seeks capital appreciation when consistent with its primary objective.

Oppenheimer Strategic Bond Fund/VA	Oppenheimer Funds, Inc. • Seeks a high level of current income principally derived from interest on debt securities.

Oppenheimer High Income Fund/VA

Oppenheimer Funds, Inc.

•      Seeks a high level of current income from investment in high-yield, fixed-income securities. Investments include unrated securities or high-risk securities in the lower rating categories, commonly known as “junk bonds,” which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities.

Oppenheimer Main Street Small Cap Fund/VA	Oppenheimer Funds, Inc. • Seeks capital appreciation to make your investment grow. The fund invests mainly in common stocks of “small-cap” companies.

Fidelity VIP Index 500 Portfolio (Initial Class)

Fidelity Management & Research Company

•      Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500sm Index (S&P 500®).

Fidelity VIP Money Market Portfolio (Initial Class)	Fidelity Management & Research Company • Seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Fidelity VIP Growth Portfolio (Service Class)	Fidelity Management & Research Company • Seeks to achieve capital appreciation.

Fidelity VIP Contrafund® Portfolio (Service Class)	Fidelity Management & Research Company • Seeks long-term capital appreciation.

Fidelity VIP Value Strategies Portfolio (Service Class 2)	Fidelity Management & Research Company • Seeks capital appreciation.

MFS New Discovery Series (Service Class)	Massachusetts Financial Services Company • Seeks capital appreciation (referred to as the New Discovery Series).

Portfolio	Adviser and Investment Objective
MFS Utilities Series (Service Class)

Massachusetts Financial Services Company

•      Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) (referred to as the Utilities Series).

MFS Mid Cap Growth Series (Service Class)	Massachusetts Financial Services Company • Seeks long-term growth of capital (referred to as the Mid Cap Growth Series).

MFS Investors Growth Stock Series (Service Class)	Massachusetts Financial Services Company • Seeks to provide long-term growth of capital and future income rather than current income (referred to as the Investors Growth Stock Series).

MFS Value Series (Service Class)	Massachusetts Financial Services Company • Seeks capital appreciation and reasonable income.

We may receive expense reimbursements or other revenues from the underlying portfolios or their managers. The amount of these reimbursements or revenues (1) may be substantial; (2) may be different for different portfolios; (3) may depend on the amount of assets that we have invested in the portfolio; and (4) currently range from 0% to 2.04% of the assets we have invested in the portfolio.

Addition, Deletion, or Substitution of Investments

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any Subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a Subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Variable Account securities from other portfolios. We reserve the right to transfer Variable Account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Voting Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Policy Value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain Owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took such action.

Charges and Deductions

We make certain charges and deductions under the Policy in consideration for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide:	• the death benefit, cash and loan benefits under the Policy • investment options, including premium allocations • administration of elective options • the distribution of reports to Owners
Costs and expenses we incur:

•      costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders)

•      overhead and other expenses for providing services and benefits

•      sales and marketing expenses

•      other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees

Risks we assume:

•      that the cost of insurance charges we may deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate

•      that the costs of providing the services and benefits under the Policies exceed the charges we deduct

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Expense Charge

We deduct an expense charge from each premium payment to compensate us for distribution expenses and state and local premium taxes. We credit the remaining amount (the net premium) to your Policy Value according to your allocation instructions. The expense charge currently varies by Policy Year and is guaranteed not to exceed 5% of each premium in any Policy Year:

Premiums paid during first 10 Policy Years: expense charge = 5%

Premiums paid after first 10 Policy Years: expense charge = 2.5%

While we may change the expense charge, we guarantee that the expense charge will not exceed 5% of premiums paid in any Policy Year.

That portion of the expense charge, if any, that may be attributable to premium taxes may not reflect the actual premium tax charged in your state. Rather, it is an average of the premium tax expenses we expect to incur. As a result, the expense charge will not vary with the state of residence of the Owner.

Monthly Deduction

We deduct a Monthly Deduction from the Policy Value on the Policy Date and on each Monthly Date. We will make deductions from each Subaccount and the Fixed Account on a pro rata basis (i.e., in the same proportion that the value in each Subaccount and the Fixed Account bears to the total Policy Value on the Monthly Date). Because portions of the Monthly Deduction (such as the cost of insurance) can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction has four components:

•	a cost of insurance charge for the Policy;

•	a $10 monthly administrative charge;

•	charges for any riders; and

•	any charges for a substandard premium class rating.

Cost of Insurance. We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The rate of this charge depends on a number of variables (the Insured’s age, gender, premium class, and Specified Amount) that would cause the charge to vary from Policy to Policy and from Monthly Date to Monthly Date.

We calculate the cost of insurance charge separately for the initial Specified Amount and for any increase in Specified Amount. If we approve an increase in your Policy’s Specified Amount, then a different premium class (and a different cost of insurance charge) may apply to the increase, based on the Insured’s circumstances at the time of the increase.

Cost of Insurance Charge

The cost of insurance charge is equal to:

•      the monthly cost of insurance rate; multiplied by

•      the net amount at risk for your Policy on the Monthly Date.

The net amount at risk is equal to:

•      the death benefit at the beginning of the month; divided by

•      1.0024663 (1.0032737 for Policies issued in Florida) which is a “risk rate divisor” (a factor that reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3.0% (4.0% for Policies issued in Florida)); minus

•      the Policy Value at the beginning of the month.

We base the cost of insurance rates on the Insured’s age, sex, premium class and Specified Amount. The factors that affect the net amount at risk include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you chose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount). The actual monthly cost of insurance rates are based on our expectations as to future mortality experience and expenses. The actual rates we charge will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the 1980 Commissioner’s Standard Ordinary (C.S.O.) Mortality Tables and the Insured’s age and premium class. For standard premium classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. tables.

To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates using the Insured’s gender, attained age, and premium class determined after underwriting. The underwriting class of the Insured will affect the cost of insurance rate. We currently place Insureds into preferred, standard and substandard classes.

Monthly Administrative Charge. Each month we deduct a $10 monthly administrative charge to compensate us for expenses such as record keeping, processing death benefit claims and Policy changes, and overhead costs. This charge will not exceed $10 per month.

Charges for Riders. The Monthly Deduction includes charges for any supplemental insurance benefits you add to your Policy by rider.

•	Accidental Death Benefit Rider. We assess a charge based on the rider face amount.

•	Waiver of Premium Benefit. We assess a charge per $1,000 of monthly premium.

•	Waiver of Monthly Deduction. We assess a charge per $1,000 of net amount at risk.

•	Children’s Benefit. We assess a charge per $1,000 of rider face amount, regardless of the number of children insured.

•	Level One-Year Term Insurance. We assess a charge per $1,000 of rider face amount.

•	Additional Insured’s Level One-Year Term Insurance. We assess a charge per $1,000 of rider face amount.

•	Guaranteed Insurability Benefit. We assess a charge per $1,000 of rider face amount.

•	Terminal Illness Accelerated Benefit. We do not assess an administrative charge for this benefit. We do reduce the single sum benefit by a discount factor to compensate us for anticipated lost income from early payment of the death benefit.

Charges for a Substandard Premium Class Rating. The Monthly Deduction includes a charge we apply if our underwriting places the Insured in a substandard premium class rating. Insureds in a substandard premium class rating are considered to have higher mortality risks based on our underwriting standards and guidelines, and consequently are assessed higher cost of insurance rates. If the Insured possesses additional mortality risks, we may add substandard premium class charges to the monthly cost of insurance rates up to $83.33 per $1,000 of net amount at risk.

Mortality and Expense Risk Charge

We deduct a daily charge from each Subaccount (not the Fixed Account) to compensate us for certain mortality and expense risks we assume. The mortality risk is that an Insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy. This charge is equal to:

•	the assets in each Subaccount, multiplied by

•	0.00002047, which is the daily portion of the annual mortality and expense risk charge rate of 0.75% during all Policy Years.

If this charge, combined with other Policy charges, does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose including covering distribution and other expenses.

Surrender and Withdrawal Charges

Surrender Charge. If you surrender your Policy during the first 19 Policy Years (or during the 19-year period following an increase in Specified Amount), we deduct a surrender charge from your Policy Value and pay the remaining amount (less any outstanding Indebtedness) to you. The payment you receive is called the Cash Surrender Value. The surrender charge varies based on your age, sex, premium class, and Specified Amount on the Policy Date and at the time of any increase in Specified Amount. The highest surrender charge on any Policy occurs in the first Policy Year or the first year following an increase in the Specified Amount. An increase in the Specified Amount will increase the surrender charge and extend the period during which surrender charges apply, and such surrender charge will be based on the Insured’s age, gender, and premium class at the time of the increase. A decrease in the Specified Amount will not result in a decrease in the surrender charge. The maximum surrender charge for any Insured is $58 per $1,000 of Specified Amount.

The table below provides the maximum applicable surrender charges for the initial Specified Amount for selected sample Insureds. Your Policy’s specifications page indicates the surrender charges applicable to your Policy. A separate surrender charge that lasts for 19 years applies to each Specified Amount increase. No surrender charges are assessed upon withdrawals or Specified Amount decreases.

Surrender Charge per $1,000 of Specified Amount; Insured Age 35

Policy Year	Male Non-Tobacco and Preferred	Male Tobacco	Female Non-Tobacco and Preferred	Female Tobacco
1	$24.00	$28.00	$22.00	$24.00
2	$22.80	$26.60	$20.90	$22.80
3	$21.60	$25.20	$19.80	$21.60
4	$20.40	$23.80	$18.70	$20.40
5	$19.20	$22.40	$17.60	$19.20
6	$18.00	$21.00	$16.50	$18.00
7	$16.80	$19.60	$15.40	$16.80
8	$15.60	$18.20	$14.30	$15.60
9	$14.40	$16.80	$13.20	$14.40
10	$13.20	$15.40	$12.10	$13.20
11	$12.00	$14.00	$11.00	$12.00
12	$10.80	$12.60	$ 9.90	$10.80
13	$ 9.60	$11.20	$ 8.80	$ 9.60
14	$ 8.40	$ 9.80	$ 7.70	$ 8.40
15	$ 7.20	$ 8.40	$ 6.60	$ 7.20
16	$ 6.00	$ 7.00	$ 5.50	$ 6.00
17	$ 4.80	$ 5.60	$ 4.40	$ 4.80
18	$ 3.60	$ 4.20	$ 3.30	$ 3.60
19	$ 2.40	$ 2.80	$ 2.20	$ 2.40
20	$ 0.00	$ 0.00	$ 0.00	$ 0.00

The surrender charge may be significant. You should carefully calculate this charge before you request a surrender. For older insureds, the charge will be higher than the figures shown above. Under some circumstances the level of surrender charges might result in no Cash Surrender Value available.

Withdrawal Charge. After the first Policy Year, you may request a partial withdrawal from your Policy Value. For each withdrawal, we will deduct from your Policy Value a fee equal to the lesser of $25 or 2% of the amount withdrawn.

Transfer Charge

•	We currently allow you to make 12 transfers each Policy Year free of charge.

•	We charge $25 for the 13th and each additional transfer among the Subaccounts and Fixed Account during a Policy Year. We will not increase this charge.

•	For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer request.

•	We deduct the transfer charge from the amount being transferred.

•	Transfers we effect to reallocate amounts on the Investment Start Date, and transfers due to dollar cost averaging, asset rebalancing, or loans, do not count as transfers for the purpose of assessing this charge.

Loan Interest Charge

We currently charge interest on Policy loans at an annual interest rate of 5.66%, (6% annual effective rate) payable in advance on each Policy anniversary. We also will credit the amount in the loan reserve with interest at an effective annual rate of 3.0% (4% for Policies issued in Florida). After the 10th Policy Year, you may receive preferred rates on loans up to 25% on the Policy Value. We charge a maximum annual interest rate of 3.85% (4% annual effective rate), payable in advance, on preferred loan amounts.

Portfolio Expenses

The value of the net assets of each Subaccount reflects the investment advisory (management) fees and other expenses incurred by the corresponding portfolio in which the Subaccount invests. These fees and expenses reduce the value of your portfolio shares. Some portfolios deduct 12b-1 fees from portfolio assets. For further information on the management fees, see the portfolios’ prospectuses.

Our affiliate, AFSG Securities Corporation (“AFSG”), the principal underwriter for the Policies, will receive the 12b-1 fees deducted from portfolio assets for providing shareholder support services to the portfolios. We and our affiliates, including the principal underwriter for the Policies, may receive compensation from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Policy and may be significant. Some advisers, administrators, distributors or portfolios may pay us (and our affiliates) more than others.

The Policy

Ownership Rights

The Policy belongs to the owner named in the application. The Owner may exercise all of the rights and options described in the Policy. The Owner is the Insured unless the application specifies a different person as the Insured. If the Owner dies before the Insured and no contingent Owner is named, then Ownership of the Policy will pass to the Owner’s estate. The principal rights an Owner may exercise are:

•	to designate or change beneficiaries;

•	to receive amounts payable before the death of the Insured;

•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

•	to change the Owner of the Policy; and

•	to change the Specified Amount of the Policy.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, our secretary, or one of our officers. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

•	to conform the Policy, our operation, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company or the Separate Account is subject; or

•	to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with such laws.

Purchasing a Policy

To purchase a Policy, you must submit a completed application and an initial premium to us at our Home Office. You may also send the application and initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy.

Generally, the Policy is available for Insureds between issue ages 0-85 for non-tobacco risk classes, and between issue ages 18-85 for tobacco risk classes. Issue ages in California are limited to a maximum age of 59. Starting at Specified Amounts over $250,000, we add a better risk class (preferred) for non-tobacco users only. Preferred rates are available for issue ages 18-75. We can provide you with details as to these underwriting standards when you apply for a Policy. We reserve the right to modify our underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

The minimum Specified Amount is $50,000.

Tax-Free Exchanges (1035 Exchanges)

We may accept as part of your initial premium, money from another life insurance contract that qualified for a tax-free exchange under Section 1035 of the Internal Revenue Code, contingent upon receipt of the cash from that contract. You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. If you exchange another life insurance policy for the one described in this prospectus, you may have to pay a surrender charge on your old policy, there will be a new surrender charge period for this Policy, and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you also may have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine that the exchange is in your best interest and not just better for the person selling you the Policy.

If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company; (2) during the lifetime of any proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	• the amounts applied for under all conditional receipts issued by us; or • $500,000 of life insurance.

Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the policy applied for may become effective as of the later of:

•      the date of application;

•      the date of the last medical examination, test, and other screenings required by us, if any (the “Effective Date”). Such conditional insurance will take effect as of the Effective Date, so long as all of the following requirements are met:

1.      Each person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate;

2. As of the Effective Date, all statements and answers given in the application must be true;

3.      The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our office within the lifetime of the proposed insured;

4.      All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our office within 60 days of the date the application was completed; and

5. All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received at our office.

Any conditional life insurance coverage terminates on the earliest of:	a. 60 days from the date the application was signed;

b. the date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;

c. when the insurance applied for goes into effect under the terms of the Policy applied for; or

d. the date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional receipt:	• the conditional receipt is not valid unless: • all blanks in the conditional receipt are completed; and • the Receipt is signed by an agent or authorized Company representative.

Other limitations:	• There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.

• If one or more of the Receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.

•      If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Life Investors’ liability will be limited to returning any payment(s) you have made upon return of this Receipt to us.

Policy Features

Premiums

Allocating Premiums

When you apply for a Policy, you must instruct us to allocate your net premium to one or more Subaccounts of the Separate Account and/or to the Fixed Account according to the following rules:

•	You must allocate at least 5% of each net premium to any Subaccount or the Fixed Account you select.

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.

•	No more than 10 accounts (Subaccounts and Fixed Account) may be concurrently active (have any Policy Value in it).

•	Up to 4 times each Policy Year, you can change the allocation instructions for additional net premiums without charge by providing us with Written Notice (or any other notification we deem satisfactory) at our Home Office. Any change in allocation instructions will be effective on the date we record the change.

Investment returns from amounts allocated to the Subaccounts will vary with the investment experience of these Subaccounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Subaccounts.

Before the Investment Start Date, we will place your premium (less charges) in the Premium Suspense Account. We do not credit any interest or investment returns to amounts in the Premium Suspense Account. On the first Valuation Date on or following the Investment Start Date, we will transfer the amount in the Premium Suspense Account to the Subaccounts and/or the Fixed Account in accordance with the allocation percentages provided in your application. This transfer is not included in calculating any transfer charge. Amounts allocated from the Premium Suspense Account will be invested at the unit value next determined on the first Valuation Date on or following the Investment Start Date. We invest all net premiums paid thereafter at the unit value next determined after we receive the premium at our Home Office or such other office as we may designate from time to time.

Premium Flexibility

When you apply for a Policy, you may indicate your intention to pay premiums on a monthly, quarterly, semi-annual, or annual basis (planned premiums). However, you do not have to pay premiums according to any schedule. You have flexibility to determine the frequency and the amount of the premiums you pay. You must send all premium payments to our Home Office or such other office as we may designate from time to time. You may not pay any premiums after the Policy’s Maturity Date. You may not pay premiums less than $25.

We have the right to limit, refund or reject any premium if (1) the premium would disqualify the Policy as a life insurance contract under the Internal Revenue Code; or (2) the amount you pay is less than $25; or (3) payment of a greater amount would increase the death benefit by application of the death benefit ratio (unless you provide us with satisfactory evidence of insurability) or (4) mandated under applicable law.

You can stop paying premiums at any time and your Policy will continue in force until the earlier of the Maturity Date, or the date when either (1) the Insured dies, or (2) the grace period ends without a sufficient payment (see “Lapse,” below), or (3) we receive your Written Notice requesting a surrender of the Policy.

Minimum Monthly Premium. On your application, you must select one of the No-Lapse Periods we offer under the Policy: 5 Policy Years; 20 Policy Years; 30 Policy Years; or to Insured’s age 100. The 5 Policy Year No-Lapse Period is only for Insureds age 50 and over. Certain states may require No-Lapse Periods that differ from those we offer. Your Policy’s specification page will show a Minimum Monthly Premium amount for your Policy, which is based on the Insured’s age, sex, premium class, Specified Amount, riders, death benefit option and the selected No-Lapse Period. The Minimum Monthly Premium is the amount necessary to guarantee insurance coverage for the No-lapse Period. (For two Policies covering Insureds with the same age, sex, premium class, Specified Amount, riders, and death benefit option, the Minimum Monthly Premium is higher for the Policy with the longer No-Lapse Period.) Beginning on the Policy Date until the end of the No-Lapse Period, your Policy will not enter a grace period if on each Monthly Date during the No-Lapse Period, your

Cash Surrender Value does not exceed your Indebtedness, and the sum of premiums paid less any withdrawals and Indebtedness, equals or exceeds the Cumulative Minimum Monthly Premium. During the No-Lapse Period, we allow you to make premium payments necessary to cover any deficiency in the Cumulative Minimum Monthly Premium.

The Minimum Monthly Premium will increase if you increase the Specified Amount or add supplemental benefits to your Policy. The Minimum Monthly Premium will decrease for any supplemental benefit you decrease or discontinue. The Minimum Monthly Premium will not decrease if you decrease the Specified Amount.

After the No-Lapse Period ends, paying the current Minimum Monthly Premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

Lapse. Under certain conditions, your Policy will enter into a 61-day grace period and possibly lapse:

•	If your Policy is in the No-Lapse Period, then the Policy will enter a grace period on any Monthly Date only if the Cash Surrender Value is not enough to pay the next Monthly Deduction due, and the sum of premiums paid minus withdrawals and Indebtedness is less than the Cumulative Minimum Monthly Premium.

•	If your Policy is not in the No-Lapse Period, then your Policy will enter a 61-day grace period if the Cash Surrender Value on any Monthly Date is not enough to pay the next Monthly Deduction due.

•	Whether or not your Policy is in the No-Lapse Period, your Policy will lapse if total Indebtedness equals or exceeds the Cash Surrender Value.

We will notify you when your Policy is in a grace period. If you do not make a sufficient payment before the end of the grace period, then your Policy will lapse without value. You may reinstate a lapsed Policy if you meet certain requirements.

Transfers

General

You may make transfers from the Subaccounts or from the Fixed Account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. The following features apply to transfers under the Policy:

•	You may make an unlimited number of transfers in a Policy Year.

•	You may request transfers by sending a Written Notice to our Home Office, or by telephone.

•	You must transfer at least $100, or, if less, the total value in the Subaccount or Fixed Account.

•	We deduct a $25 charge from the amount transferred for the 13th and each additional transfer in a Policy Year.

•	Transfers we effect from the Premium Suspense Account, and transfers resulting from loans, dollar cost averaging, asset rebalancing, and the exchange privilege are not treated as transfers for purposes of the transfer charge.

•	We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.

•	We will treat all transfer requests received on the same day as a single request.

•	We process transfers based on unit values determined at the end of the Valuation Date when we receive your transfer request.

We will process any transfer order we receive at our Home Office before the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) using the Subaccount unit value determined at the end of that session of the New York Stock Exchange. If we receive the transfer order after the New York Stock Exchange closes, we will process the order using the Subaccount unit value determined at the close of the next regular business session of the New York Stock Exchange.

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you notify us in writing at our Home Office. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the Subaccounts and the Fixed Account on your behalf according to your instructions. To make a telephone transfer, you may call 1-800-625-4213.

Please note the following regarding telephone transfers:

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.

•	Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

•	We also may require that you send us the telephone or fax transfer order in writing.

•	We will not be responsible for same-day processing of transfers if faxed to a number other than 1-800-245-4782.

•	We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

We cannot guarantee that telephone or facsimile transactions will always be available. For example, our Home Office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. Outages or slowdowns may prevent or delay our receipt of your request.

Market Timing

Disruptive Trading And Market Timing. Statement of Policy. This policy was not designed for the use of programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.

Programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at unit values that do not reflect an accurate value for the underlying fund portfolio’s investments (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as impeding a portfolio manager’s ability to sustain an investment objective, causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case, or causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

Do not invest with us if you intend to conduct market timing or other disruptive trading.

Detection. We have developed policies and procedures with respect to market timing and other transfers and do not grant exceptions thereto. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies.

Deterrence. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners. As described below, restrictions may take various forms, and may include permanent loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, if an underlying fund portfolio would reject or has rejected our purchase order, or because of a history of large or frequent transfers. We may impose other restrictions on transfers, such as requiring written transfer requests with an original signature conveyed only via U.S. Mail for all transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer. For all of these purposes, we may aggregate two or more policies that we believe are connected.

In addition to our internal policies and procedures, we will administer your policy to comply with state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time we are unable to purchase or redeem shares of any of the underlying fund portfolios.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

Exchange Privilege

At any one time, you may exercise the Exchange Privilege under your Policy which results in the transfer of the entire amount in the Separate Account to the Fixed Account, and the allocation of all future net premiums to the Fixed Account. This serves as an exchange of the Policy for the equivalent of a flexible premium fixed benefit life insurance policy. We will not assess any transfer or other charges in connection with the Exchange Privilege.

Dollar Cost Averaging

You may elect to participate in a dollar cost averaging program by sending a Written Notice to our Home Office. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Fixed Account over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy and the success depends on market trends. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

To participate in dollar cost averaging, you must place at least $2,500 in a “source account” (either the Fixed Account, AIM V.I. Government Securities Fund Subaccount, Oppenheimer Bond Fund/VA Subaccount, or the Fidelity VIP Money Market Portfolio Subaccount). There can be only one source account. Each month, we will automatically transfer equal amounts (minimum $100) from the source account to your designated “target accounts.” You may have multiple target accounts.

There is no charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing the transfer fee.

Dollar cost averaging will end if:	• we receive your written request to cancel your participation; • the value in the source account is exhausted; • you elect to participate in the asset rebalancing program.

We may modify, suspend, or discontinue the dollar cost averaging program at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which we will automatically transfer amounts semi-annually to maintain a particular percentage allocation among the Subaccounts. Policy Value allocated to each Subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the Policy Value in the Subaccounts at the end of each semi-annual period to match your Policy’s currently effective premium allocation schedule. The asset rebalancing program will transfer Policy Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). Over time, this method of investing may help you buy low and sell high. The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses. Policy Value in the Fixed Account is not available for this program.

To participate in the asset rebalancing program:	• you must complete an asset rebalancing request form and submit it to us before the Maturity Date • you must have a minimum Policy Value of $2,500.

If you elect asset rebalancing, it will occur on each semi-annual anniversary of the Policy Date. You may modify your allocations up to 4 times in a Policy Year. Once we receive the asset rebalancing request form at our Home Office, we will effect the initial rebalancing semi-annually, in accordance with the Policy’s current premium allocation schedule. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day the NYSE is open. There is no charge for the asset rebalancing program. Any reallocation which occurs under the asset rebalancing program will not be counted towards the 12 free transfers allowed during each Policy Year. You can begin or end this program only once each Policy Year.

Asset rebalancing will end if:

•      you elect to participate in the dollar cost averaging program;

•      we receive your request to discontinue participation; or

•      you make a transfer to or from any Subaccount other than under a scheduled rebalancing (not including transfers in connection with loans).

We may modify, suspend, or discontinue the asset rebalancing program at any time.

Policy Values

Policy Value

•      varies from day to day, depending on the investment experience of the Subaccounts you choose, the interest credited to the Fixed Account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans);

• serves as the starting point for calculating values under a Policy;

• equals the sum of all values in the Fixed Account (including amounts held in the Fixed Account to secure any loans) and in each Subaccount;

• is determined on the Policy Date and on each Valuation Date; and

• has no guaranteed minimum amount and may be more or less than premiums paid.

Cash Surrender Value

The Cash Surrender Value is the amount we pay to you when you surrender your Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your Written Notice for a surrender.

Cash Surrender Value on any Valuation Date equals:	• the Policy Value as of such date; minus • any surrender charge as of such date; minus • any outstanding Indebtedness.

Subaccount Value

Each Subaccount’s value is the Policy Value in that Subaccount. At the end of any Valuation Period, the Subaccount’s value is equal to the number of units that the Policy has in the Subaccount, multiplied by the unit value of that Subaccount.

The number of units in any Subaccount on any Valuation Date equals:

•      the initial units purchased at the unit value on the Investment Start Date; plus

•      units purchased with additional net premiums; plus

•      units purchased via transfers from another Subaccount, the Fixed Account, or the loan reserve; minus

•      units redeemed to pay for Monthly Deductions; minus

•      units redeemed to pay for partial withdrawals; minus

•      units redeemed as part of a transfer to another Subaccount, the Fixed Account, or the loan reserve.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the Valuation Period.

Unit Value

We determine a unit value for each Subaccount to reflect how investment results affect the Policy values. Unit values will vary among Subaccounts. The unit value of each Subaccount was originally established at $10 per unit. The unit value may increase or decrease from one Valuation Period to the next.

The unit value of any Subaccount at the end of a Valuation Period is calculated as:

•      the total value of the assets held in the Subaccount, determined by multiplying the number of shares of the designated portfolio the Subaccount owns by the portfolio’s net asset value per share; minus

•      a deduction for the mortality and expense risk charge; minus

•      the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the Subaccount;

and the result divided by

•      the number of outstanding units in the Subaccount.

Fixed Account Value

On the Investment Start Date, the Fixed Account value is equal to the net premiums allocated to the Fixed Account, less the portion of the first Monthly Deduction taken from the Fixed Account.

The Fixed Account value at the end of any Valuation Period is equal to:

•      the net premium(s) allocated to the Fixed Account; plus

•      any amounts transferred to the Fixed Account (including amounts transferred from the loan reserve); plus

•      interest credited to the Fixed Account; minus

•      amounts charged to pay for Monthly Deductions; minus

•      amounts withdrawn from the Fixed Account; minus

•      amounts transferred from the Fixed Account to a Subaccount or to the loan reserve.

Death Benefit

Death Benefit Proceeds

As long as the Policy is in force, we will determine the amount of and pay the death benefit proceeds to the primary beneficiary or a contingent beneficiary upon receipt at our Home Office of satisfactory proof of the Insured’s death, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. We may require you to return the Policy. If the beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the Owner or the Owner’s estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	• the death benefit (described below); plus • any additional insurance provided by rider; minus • any past due Monthly Deductions; minus • any outstanding Indebtedness on the date of death.

If all or part of the death benefit proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the Insured’s death at our Home Office to the date we make payment.

An increase in the Specified Amount will increase the death benefit and a decrease in the Specified Amount will decrease the death benefit. A change in the Specified Amount may have tax consequences.

Death Benefit Options

The Policy provides two death benefit options: Variable Option (varying death benefit), and Level Option (level death benefit). You must select one of the two death benefit options we offer in your application. We calculate the amount available under each death benefit option as of the date of the Insured’s death. After the first Policy Year, you may change death benefit options once each 12-month period.

The death benefit under the Variable Option is the greater of:	• the Specified Amount plus the Policy Value on the Insured’s date of death; or • the Policy Value on the Insured’s date of death multiplied by the applicable death benefit ratio.

Under the Variable Option, the death benefit always varies as the Policy Value varies.

The death benefit under the Level Option is the greater of:	• the Specified Amount on the Insured’s date of death; or • the Policy Value on the Insured’s date of death multiplied by the applicable death benefit ratio.

Under the Level Option, your death benefit does not change unless the death benefit ratio multiplied by the Policy Value is greater than the Specified Amount. Then the death benefit will vary as the Policy Value varies. The death benefit will also vary if you change the Specified Amount or Death Benefit Option.

You must choose between two death benefit options under the Policy. If you do not select a death benefit option, the Level Option will apply. After the first Policy Year, you may change death benefit options once each 12-month period.

The death benefit ratio is a ratio set forth in the federal tax code based on the Insured’s age at the beginning of each Policy Year. The following table indicates the applicable death benefit ratio for different ages:

Age	Death Benefit Ratio
40 and under	2.50
41 to 45	2.50 minus 0.07 for each age over age 40
46 to 50	2.15 minus 0.06 for each age over age 45
51 to 55	1.85 minus 0.07 for each age over age 50
56 to 60	1.50 minus 0.04 for each age over age 55
61 to 65	1.30 minus 0.02 for each age over age 60
66 to 70	1.20 minus 0.01 for each age over age 65
71 to 74	1.15 minus 0.02 for each age over age 70
75 to 90	1.05
91 to 94	1.05 minus 0.01 for each age over age 90
95 and above	1.00

If the federal tax code requires us to determine the death benefit by reference to these death benefit ratios, the Policy is described as “in the corridor.” An increase in the Policy Value will increase our net amount at risk, and we will increase the cost of insurance we deduct from the Policy Value.

Changing Death Benefit Options

After the first Policy Year, you may change death benefit options once each 12-month period. Changing the death benefit option may have tax consequences. You should consult a tax advisor before changing death benefit options. Please note the following when changing death benefit options:

•	You must send a Written Notice to our Home Office.

•	The effective date of the change will be the Monthly Date on or following the date when we approve your request for a change.

•	We will send you a Policy endorsement with the change to attach to your Policy.

If you change from Variable Option to Level Option:

•	We may require that you provide satisfactory evidence of insurability.

•	The Specified Amount will change. The new Level Option Specified Amount will equal the Variable Option Specified Amount plus the Policy Value on the effective date of the change.

•	Your Minimum Monthly Premium may change.

If you change from Level Option to Variable Option:

•	We may require that you provide satisfactory evidence of insurability

•	The Specified Amount will change. The new Variable Option Specified Amount will equal the Level Option Specified Amount less the Policy Value immediately before the change, but the new Specified Amount may not be less than the minimum Specified Amount shown on your Policy.

•	Your Minimum Monthly Premium may change.

Effects of Withdrawals on the Death Benefit

If the Level Option is in effect, a withdrawal will reduce the Specified Amount by the amount of the withdrawal (not including the withdrawal fee), and will reduce the Policy Value by the amount of the withdrawal (including the withdrawal fee). The reduction in Specified Amount will be subject to the terms of the Changing the Specified Amount section below.

If the Variable Option is in effect, a withdrawal will reduce the Death Benefit but will not affect the Specified Amount.

Changing the Specified Amount

You select the Specified Amount when you apply for the Policy. After the first Policy Year, you may change the Specified Amount once each 12-month period subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. However, changing the Specified Amount may have tax consequences and you should consult a tax advisor before doing so.

Increasing the Specified Amount

•	You may increase the Specified Amount by submitting a Written Notice and providing evidence of insurability satisfactory to us. The increase will be effective on the next Monthly Date after we approve the increase request.

•	The minimum increase is $10,000.

•	Increasing the Specified Amount will increase your Minimum Monthly Premium and cause the No-Lapse Period to begin again.

•	Increasing the Specified Amount will result in an additional surrender charge that lasts for 19 years.

•	A different cost of insurance charge may apply to the increase in Specified Amount, based on the Insured’s circumstances at the time of the increase.

Decreasing the Specified Amount

•	You must submit a Written Notice to decrease the Specified Amount, but you may not decrease the Specified Amount below the minimum amount shown on your Policy specifications page.

•	Any decrease will be effective on the next Monthly Date after we process your written request.

•	For purposes of determining the cost of insurance charge, any decrease will first be used to reduce the most recent increase in Specified Amount, then the next most recent increases in succession, and then the initial Specified Amount.

•	A decrease in Specified Amount may require that a portion of Policy Value be distributed as a withdrawal in order to maintain federal tax compliance.

•	Decreasing the Specified Amount will not affect the Minimum Monthly Premium or the surrender charges.

Surrenders and Partial Withdrawals

Surrenders

•	You may send a Written Notice to surrender your Policy for its Cash Surrender Value as calculated at the end of the Valuation Date when we receive your Notice . A surrender may have tax consequences.

•	The Insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your Written Notice at our Home Office. We may require that you return the Policy.

•	If you surrender your Policy during the first 19 Policy Years (or during the first 19 years after an increase in the Specified Amount), you will incur a surrender charge that varies based on the Insured’s age, sex, premium class and Specified Amount.

•	Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

•	We will pay you the Cash Surrender Value in a lump sum within seven days unless you request other arrangements.

Withdrawals

After the 1st Policy Year, you may request to withdraw a portion of your Policy Value subject to certain conditions.

•	You may make only one withdrawal per Policy Year.

•	You must: (1) send your Written Notice to our Home Office and (2) request at least $500.

•	If you request a withdrawal that would leave a Cash Surrender Value of less than $500, then we will treat it as a request to surrender your Policy.

•	For each withdrawal, we deduct (from the remaining Policy Value) a fee equal to the lesser of $25 or 2% of the amount withdrawn.

•	You can specify the Subaccount(s) and Fixed Account from which to make the withdrawal; otherwise we will deduct the amount (including any fee) from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Policy Value contained in each Subaccount and the Fixed Account).

•	We will process the withdrawal at the unit values next determined after we receive your request.

•	We generally will pay a withdrawal request from the Subaccounts within seven days after the Valuation Date when we receive the Written Notice. We reserve the right to defer any withdrawals from the Fixed Account for up to six months (or any shorter period required by law). We will not defer a withdrawal if you are applying the withdrawal amount to a premium payment to us.

•	Withdrawals may have tax consequences.

Canceling a Policy (Free-Look Right)

You may cancel a Policy during the free-look period by returning it to the Company, or to the agent who sold it. The free-look period generally expires 10 days after you receive the Policy, but this period will be longer if required by state law. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund all payments you made under the Policy (less any withdrawals and Indebtedness).

Loans

While the Policy is in force, you may borrow money from us using the Policy as the only collateral for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences.

Loan Conditions:

•	You may request a loan by sending a Written Notice to our Home Office.

•	The minimum loan you may take is $250.

•	The maximum loan you may take is 90% (100% in certain states) of the Cash Surrender Value, minus 6 months of Monthly Deductions.

•	To secure the loan, we transfer an amount equal to the loan (plus loan interest in advance) from the Separate Account and Fixed Account to the loan reserve, which is a part of the Fixed Account. Unless you specify otherwise, we will transfer the loan from the Subaccounts and the Fixed Account on a pro-rata basis.

•	Amounts in the loan reserve earn interest at an annual rate guaranteed not to be lower than 3.0% (4.0% for Policies issued in Florida). We may credit the loan reserve with an interest rate different than the rate credited to net premiums allocated to the Fixed Account.

•	We normally pay the amount of the loan within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions.

•	We charge you a maximum interest rate of 5.66% (an annual effective rate of 6.0%) per year on your loan. Interest is due and payable at the beginning of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid before the beginning of the next Policy Year.

•	After the 10th Policy Year, we consider certain portions of the loan amount to be preferred loans. The maximum preferred loan available in each Policy Year is 25% of the Policy Value (subject to the maximum loan amount). We charge a maximum annual interest rate of 3.85% (an annual effective rate of 4.0%) in advance on preferred loan amounts. Preferred loans may have tax consequences.

•	We cannot change the interest rate on a loan once you take the loan.

•	You may repay all or part of your Indebtedness at any time. Loan repayments must be at least $25 unless the loan amount is less than $25 in which case full payment is required. The payment must be clearly marked as “loan repayments” or they will be credited as premiums if they meet minimum premium requirements.

•	Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan reserve to the Fixed and/or Separate Account according to your current premium allocation schedule.

•	We deduct any Indebtedness from the Policy Value upon surrender, and from the death benefit proceeds payable on the Insured’s death.

•	If your Indebtedness equals or exceeds the Policy Value less any applicable surrender charge (thereby reducing the Cash Surrender Value to zero), then your Policy will enter a grace period, and lapse without value, unless sufficient new premium is paid

Effect of Policy Loans

A loan affects the Policy, because the death benefit proceeds and Cash Surrender Value are reduced by the amount of any Indebtedness. Repaying a loan causes the death benefit and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan in the loan reserve. This amount is not affected by the Subaccounts’ investment performance and may not be credited with the interest rates accruing on the Fixed Account. Amounts transferred from the Separate Account to the loan reserve will affect the Policy Value, even if the loan is repaid, because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the Separate Account.

We also charge interest on Policy loans at a rate of 5.66%. Because interest is added to the amount of the loan to be repaid, the size of the loan will constantly increase unless the loan is repaid.

There are risks involved in taking a loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. If the Policy is a “modified endowment contract” (see “Federal Tax Considerations”), then a loan will be treated as a withdrawal for federal income tax purposes. A loan may also have possible adverse tax consequences that could occur if a Policy lapses or is surrendered with loans outstanding.

We will notify you (and any assignee of record) if the sum of your Indebtedness is more than the Policy Value less any applicable surrender charge. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

Under certain conditions, your Policy may enter a 61-day grace period, and possibly lapse (terminate without value):

•	If your Policy is in the No-Lapse Period you have selected, then the Policy will enter a grace period only if on a Monthly Date the Cash Surrender Value is not enough to pay the next Monthly Deduction due, and the sum of premiums paid minus withdrawals and Indebtedness is less than the Cumulative Minimum Monthly Premium.

•	If your Policy is not in the No-Lapse Period you have selected, then your Policy will enter a grace period if the Cash Surrender Value on any Monthly Date is not enough to pay the next Monthly Deduction due.

If you have taken a loan, then your Policy also will enter a grace period (and possibly lapse) whenever your Indebtedness reduces the Cash Surrender Value to zero.

If your Policy enters into a grace period, we will mail a notice to your last known address and to any assignee of record. The 61-day grace period begins on the date of the notice. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits.

Reinstatement

Unless you have surrendered your Policy for its Cash Surrender Value, you may reinstate a lapsed Policy at any time within 5 years after the end of the grace period (and prior to the Maturity Date) by submitting all of the following items to us at our Home Office:

1.	a Written Notice requesting reinstatement;

2.	the Insured’s written consent to reinstatement;

3.	evidence of insurability we deem satisfactory;

4.	payment or reinstatement of any Indebtedness; and

5.	payment of enough premium to keep the Policy in force for at least 3 months.

The effective date of reinstatement will be the first Monthly Date on or next following the date we approve your application for reinstatement. We reserve the right to decline a reinstatement request.

Federal Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (“Code”) in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied to is limited. Nevertheless, we believe that this Policy should generally satisfy the applicable Code requirements. It is also uncertain whether death benefits under Policies where the maturity date has been extended will be excludible from the beneficiary’s gross income and whether the Policy’s Policy Value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. In addition, if you elect the Terminal Illness Accelerated Death Benefit, the tax consequences associated with continuing the Policy after a distribution is made are unclear. Please consult a tax advisor on these consequences. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, Owners of variable life insurance policies have been considered for federal income tax purposes to be the Owners of the assets of the Separate Account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the Policy Owners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility to allocate premiums and Policy Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Separate Account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the beneficiary’s gross income. Federal, state and local transfer, estate, and other tax consequences of Ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), then the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.” Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years or during any subsequent seven-year period following certain changes in a Policy after it is issued. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•	All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•	Loans taken from or secured (e.g., by assignment) by such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in Cash Value during the assignment may be distributions and taxable.

•	A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•	If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as Indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding Indebtedness will be taxed as if it were distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distributions. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy at the original Maturity Date or taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Special Rules for Pension Plans and Section 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Other Policy Information

Payments We Make

We usually pay the amounts of any surrender, withdrawal, death benefit, or settlement options within seven calendar days after we receive all applicable Written Notices and/or due proofs of death. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the Securities and Exchange Commission (SEC); or

•	the SEC permits, by an order or less formal interpretation (e.g., no-action letter), the postponement of any payment for the protection of Owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable.

We have the right to defer payment of amounts from the Fixed Account for up to 6 months.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, withdrawals, death benefit proceeds, or payments under a payment option until such check or draft has been honored.

Federal and/or state laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or block or ‘freeze’ your account. If these laws apply in a particular situation, the Company would not be allowed to process any request for withdrawals, surrenders, loans, or death benefits, make transfers, or continue making payments under your death benefit option. If a Policy or account is frozen, the Policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator. We also may be required to provide additional information about you or your account to government regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another Owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee’s beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS recently issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department recently issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:

•	the Maturity Date;

•	the end of the grace period without a sufficient payment;

•	the date the Insured dies; or

•	the date you surrender the Policy.

Supplemental Benefits and Riders

The following supplemental benefits and riders are available under the Policy. We deduct any monthly charges for these benefits and riders from Policy Value as part of the Monthly Deduction. The benefits and riders available (which are summarized below) provide fixed benefits that do not vary with the investment experience of the Separate Account. For each Policy, we automatically provide the supplemental benefits listed below. However, the riders listed below are added only if you elect them. They are subject to certain limitations, and may not be available in all states. There is generally an extra charge for each rider. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these supplemental benefits and riders.

Adding riders and supplemental benefits to an existing Policy or canceling them may have tax consequences. You should consult a tax advisor before doing so.

Supplemental Benefits

Extended Maturity Date: Extends the Maturity Date past the original Maturity Date. You must send a Written Notice requesting this benefit (and we must receive it at our Home Office) within 30 days prior to the original Maturity Date. The tax consequences of keeping the Policy in force beyond the Insured’s 100th birthday are uncertain and you should consult a tax advisor before doing so.

Terminal Illness Accelerated Benefit: You may elect to receive a portion of the death benefit proceeds in a “single sum benefit” if the Insured has incurred a terminal condition while the Policy is in force and has a life expectancy of one year or less. A doctor must certify the Insured’s life expectancy. The maximum amount of this benefit is the lesser of 75% of Specified Amount or $500,000. Payment of any amounts under this benefit will result in reductions in your Policy Value, Specified Amount, and certain Policy benefits. The tax consequences of electing to receive a terminal illness accelerated benefit are uncertain and you should consult a tax advisor before making this election.

Riders

•	Waiver of Premium Benefit: Waives the initial planned premium if the Insured becomes totally and permanently disabled, according to the terms of the rider, for at least six consecutive months prior to the Policy anniversary following the Insured’s 60th birthday.

•	Waiver of Monthly Deduction: Waives the Monthly Deduction if the Insured becomes totally and permanently disabled, according to the terms of the rider, for at least six consecutive months prior to the Policy anniversary following the Insured’s 60th birthday.

•	Level One-Year Term Insurance: Provides one-year renewable term insurance on the Insured in addition to the proceeds payable under the Policy. You should consult your representative to determine if you would benefit from this rider.

•	Additional Insured’s Level One-Year Term Insurance: Provides one-year renewable term insurance on an additional Insured.

•	Accidental Death Benefit: Provides for payment of an additional benefit if the Insured dies due to and within 90 days of an accidental injury, according to the terms of the rider, that occurred on or before the Policy anniversary when the Insured is age 65.

•	Guaranteed Insurability Benefit: Provides options to purchase additional insurance without evidence of insurability.

•	Children’s Benefit: Provides level term insurance on each of the Insured’s dependent children, until their 25th birthday.

Additional Information

Sale of the Policies

We will pay sales commissions to our life insurance agents who are registered representatives of broker-dealers. Other payments may be made for other services related to sale of the Policies.

We have entered into a distribution agreement with AFSG Securities Corporation (“AFSG”) for the distribution and sale of the Policies. AFSG is an affiliate of the Company. AFSG may sell the Policies by entering into selling agreements with other broker-dealers who in turn may sell the Policies through their sales representatives.

See “Sale of the Policies” in the SAI for more information concerning compensation paid for the sale of Policies.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears there are no pending or threatened lawsuits that are likely to have a material adverse impact on the Separate Account, on AFSG’s ability to perform under its principal underwriting agreement, or on the Company’s ability to meet its obligations under the Policy.

Financial Statements

The financial statements of the Company and the Separate Account are included in the SAI.

Table of Contents of the Statement of Additional Information

Glossary

The Policy – General Provisions

Ownership Rights

Our Right to Contest the Policy

Suicide Exclusion

Misstatement of Age or Gender

Modifying the Policy

Mixed and Shared Funding

Addition, Deletion or Substitution of Investments

Additional Information

Payment Options

Additional Information about Life Investors and the Separate Account

Legal Matters

Variations in Policy Provisions

Personalized Illustrations of Policy Benefits

Sale of the Policies

Reports to Owners

Records

Independent Auditors

Experts

Financial Statements

Underwriters

Underwriting Standards

IMSA

Performance Data

Other Performance Data in Advertising Sales Literature

Life Investors’ Published Ratings

Index to Financial Statements

Life Investors Variable Life Account A

Life Investors Insurance Company of America

Glossary

Age

The Insured’s age on the Insured’s last birthday.

Beneficiary

The person(s) you select to receive the death benefit proceeds under this Policy.

Cash Surrender Value

The amount we pay when you surrender your Policy. It is equal to: (1) the Policy Value as of the date of surrender; minus (2) any surrender charge; minus (3) any Indebtedness.

Company (we, us, our, Life Investors, Home Office)

Life Investors Insurance Company of America, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, telephone: 319-398-8511.

Cumulative Minimum Monthly Premium

The sum of all Minimum Monthly Premiums beginning on the Policy Date.

Death benefit proceeds

The amount we pay to the beneficiary when we receive due proof of the Insured’s death. We deduct any Indebtedness or unpaid Monthly Deductions before making any payment.

Fixed Account

Part of our general account. Amounts allocated to the Fixed Account earn at least 3% annual interest (4% for Policies issued in Florida).

Free look period

The period shown on your Policy’s cover page during which you may examine and return the Policy and receive a refund. The length of the free look period varies by state.

Grace period

A 61-day period after which a Policy will lapse if you do not make a sufficient payment.

Indebtedness

The total amount of all outstanding Policy loans, including both principal and interest due.

Insured

The person whose life is Insured by this Policy.

Investment Start Date

The Investment Start Date is when we allocate amounts in the Premium Suspense Account to the Subaccounts and the Fixed Account in accordance with your allocation instructions. The Investment Start Date is the latest of: (a) the date of the application; (b) the date all required medical examinations or diagnostic tests are completed; (c) the date of issue requested in the application unless underwriting is not yet completed; (d) the date of underwriting approval; (e) the date we receive the first premium at our Home Office; and (f) the date all other requirements are met.

Lapse

When a Policy terminates without value after a grace period. You may reinstate a lapsed Policy in certain circumstances.

Maturity Date

The first Policy anniversary after the Insured’s 100th birthday. You may elect to continue the Policy beyond Insured’s age 100 under the extended Maturity Date option.

Minimum Monthly Premium

This is the amount necessary to guarantee coverage for a No-Lapse Period. It is shown on your Policy’s specification page.

Monthly Date

This is the same day as the Policy Date in each successive month. If there is no day in a calendar month that coincides with the Policy Date, or if that day falls on a day that is not a Valuation Date, then the Monthly Date is the next Valuation Date. On each Monthly Date, we determine the Monthly Deduction and deduct it from the Policy Value.

Monthly Deduction

This is the monthly amount we deduct from the Policy Value. The Monthly Deduction includes the cost of insurance charge, the administrative charge, a charge for any riders, and any charges for a substandard premium class rating.

No-Lapse Period

A period you choose on the Policy application (5 Policy Years, 20 Policy Years, 30 Policy Years, or to Insured’s age 100) during which the Policy will not enter a grace period if on a Monthly Date the sum of premiums paid, less any withdrawals and Indebtedness, equals or exceeds the Cumulative Minimum Monthly Premium.

Owner (you, your)

The person entitled to exercise all rights as Owner under the Policy.

Policy Date

The Policy Date is shown on the Policy’s specifications page, and we use it to measure Policy months, years and anniversaries. We begin to deduct the Monthly Deductions on the Policy Date. Coverage is effective as of the Policy Date once all requirements have been met.

Policy Value

The sum of your Policy’s Value in the Subaccounts and the Fixed Account (including amounts held in the Fixed Account to secure any loans).

Premiums

All payments you make under the Policy other than repayments of Indebtedness.

Premium Suspense Account

A temporary holding account where we place all premiums we receive prior to the Investment Start Date. The Premium Suspense Account does not credit any interest or investment return.

Separate Account

Life Investors Variable Life Account A. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding portfolio.

Separate Account Value

The total value of your Policy allocated to the Subaccounts of the Separate Account.

Specified Amount

The dollar amount of insurance selected by the Owner. The Specified Amount may be increased or decreased after issue. The Specified Amount is a factor in determining the Policy’s death benefit and surrender charge.

Subaccount

A subdivision of Life Investors Variable Life Account A. We invest each Subaccount’s assets exclusively in shares of one investment portfolio.

Surrender

To cancel the Policy by signed request from the Owner.

Valuation Date

Each day that both the New York Stock Exchange and the Company are open for regular business, except for any days when a Subaccount’s corresponding investment portfolio does not value its shares. As of the date of this prospectus: the Company is open whenever the New York Stock Exchange is open; and there is no day when both the New York Stock Exchange and the Company are open for business, but an investment portfolio does not value its shares.

Valuation Period

The period beginning at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time on each valuation date) on one Valuation Date and continuing to the close of business on the next Valuation Date.

Written Notice

The Written Notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, each Written Notice must: (1) be in a form we accept, (2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified, and (3) be received at our Home Office.

You (your, Owner)

The person entitled to exercise all rights as Owner under the Policy.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy Values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, Cash Surrender Value and Policy Value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the Insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or Policy Value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

Life Investors Insurance Company of America

4333 Edgewood Road, NE

Cedar Rapids, Iowa 52499

1-800-625-4213

Facsimile: 1-800-245-4782

(Monday – Friday from 8:00 a.m. – 4:30 p.m. Central Time)

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant’s file numbers are listed below.